UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(949) 851-1473

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CorVel Corporation (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on August 10, 2023 at 1920 Main Street, Suite 900, Irvine, California 92614. The Company had 17,200,721 shares of common stock outstanding on June 16, 2023, the record date for the Annual Meeting. At the Annual Meeting, approximately 15,299,219 shares of common stock were present or represented by proxy, which represented 88.9% of the voting power of all the shares of common stock of the Company as of the record date.

The stockholders voted on four proposals at the Annual Meeting, as more fully described in the definitive proxy statement of Schedule 14A relating to the Annual Meeting, which was filed with the Securities and Exchange Commission on June 30, 2023 (the “Proxy Statement”).

The stockholders approved or ratified, as applicable, proposals one through three listed below, and approved a frequency of every “three years” with respect to proposal four, in each case according to the following final voting results:

1.	To elect the six directors named in the Proxy Statement, each to serve until the 2024 annual meeting of stockholders or until his or her successor has been duly elected and qualified:

Director Candidate	For	Withheld	Broker Non-Votes
V. Gordon Clemons	14,283,770	283,384	732,065
Steven J. Hamerslag	9,042,973	5,524,181	732,065
Alan R. Hoops	13,916,945	650,209	732,065
R. Judd Jessup	11,392,692	3,174,462	732,065
Jean H. Macino	14,314,643	252,511	732,065
Jeffrey J. Michael	8,717,618	5,849,536	732,065

2.	To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024:

For	Against	Abstain
15,276,299	18,089	4,831

3.	To approve on a non-binding advisory basis the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
14,023,323	537,202	6,629	732,065

4.	To approve on a non-binding advisory basis the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers:

Three Years	Two Years	One Year	Abstain
7,369,756	2,240	7,188,259	6,899

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION

Dated: August 15, 2023	By:	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer